EXHIBIT 10.32

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         This AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment") is made and entered this 12th day of May, 1999, by and among HEICO CORPORATION, a Florida corporation (together with its successors and permitted assigns, "Borrower"), the lenders which are or may in the future be listed on the signature pages to the Credit Agreement (as hereinafter defined), as amended, and hereto (together with their successors and permitted assigns, individually a "Lender" and collectively, the "Lenders"), and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as agent for the Lenders (together with any successor agent appointed pursuant to the provisions of the Credit Agreement, the "Agent").

                                   BACKGROUND

         The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of July 30, 1998, as amended by Amendment No. 1 to Credit Agreement, dated as of July 30, 1998 (the "Credit Agreement"); the Lenders listed on the signature pages hereto other than SunTrust Bank, South Florida, National Association ("SunTrust") became Lenders and parties to the Credit Agreement pursuant to Assignment And Acceptance Agreements, each dated October 7, 1998, between SunTrust and such respective Lenders; and

         Pursuant to Section 2.7(a) of the Credit Agreement, the Borrower has requested by notice given within the required period prior to the first anniversary date of the Closing Date, and the Lenders have determined, by unanimous decision of all of the Lenders signatory hereto, to extend the Revolving Credit Termination Date for one (1) additional year on the terms and conditions set forth in the Credit Agreement, as amended hereby; and all of the parties now desire to amend the Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions herein, Borrower, the Lenders, and Agent agree as follows:

         1. THE DEFINITION OF "REVOLVING CREDIT TERMINATION DATE" UNDER SECTION
1.1 (DEFINED TERMS) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "REVOLVING CREDIT TERMINATION DATE" means the date four (4) years after the Closing Date hereunder (or such later date as may be agreed to by the Lenders pursuant to Section 2.7), or, if such day is not a Business Day, the next succeeding Business Day, or such earlier date on which all amounts outstanding hereunder and under the Revolving Credit Notes shall be due and payable pursuant to the terms hereof.

         2. SECTION 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended in the paragraph thereof defining "Guarantors" by adding immediately before the words "as to all of the Obligations (as herein defined)", the words: "and Associated Composite, Inc., a Florida corporation, Radiant Power Corp., a Florida corporation, Northwings Accessories Corp., a Florida corporation, Rogers-Dierks, Inc., a Florida corporation, Air Radio & Instruments Corp., a Florida corporation and HNW Building Corp., a Florida corporation."

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         3. SECTION 4.2 (LETTER OF CREDIT FEES) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "In consideration for the issuance of each Letter of Credit, the Borrower shall pay:

                  (a)      FOR STANDBY LETTERS OF CREDIT:

                                    (i) to the Agent for its own account, an
                  application, processing and facing fee (A) with respect to each new standby Letter of Credit issued, in the amount of the greater of (i) 0.10% of the face amount of such Letter of Credit or (ii) $250.00, which fee shall be due and payable on the date of issuance of each such Letter of Credit, and (B) with respect to each amendment to a standby Letter of Credit, in the amount of the greater of (i) 0.05% of the face amount of such Letter of Credit or (ii) $125.00, which fee shall be due and payable on the date of amendment of each such Letter of Credit; and

                                    (ii) to the Agent for the account of the
                  Agent and the Lenders in accordance with their Pro Rata Portions, with respect to each standby Letter of Credit, a letter of credit fee, payable quarterly in advance, on the first day of each fiscal quarter of the Borrower, in an amount equal to the Applicable Revolver Margin for LIBOR Rate Advances multiplied by (on the basis of actual days elapsed in a 360-day year) the amount available to be drawn under such Letter of Credit from day to day during the previous quarter.

                  (b) FOR COMMERCIAL LETTERS OF CREDIT: to the Agent for its own account and/or for the account of the Agent and the Lenders in accordance with their Pro Rata Portions, with respect to each commercial letter of credit issued or amended, such fees, including without limitation any and all application, processing, facing, issuance, negotiation, amendment or other fees, as shall be charged by the Agent in accordance with the Agent's then standard pricing for commercial Letters of Credit."

         4. CONTINUING FULL FORCE AND EFFECT OF CREDIT AGREEMENT. Except as amended by this Amendment, the Credit Agreement remains in full force and effect, without change, modification or amendment thereto.

         5. COUNTERPARTS; FAXED SIGNATURES; EFFECTIVE DATE. This Amendment may be executed in multiple counterparts, and by facsimile transmission of signed counterparts, in any number, each of which shall be deemed an original, no one of which need contain all of the signatures of the parties, and as many of such counterparts as shall together contain all of the signatures of the parties shall be deemed to constitute one and the same instrument. A set of the counterparts of this Amendment signed by all parties hereto shall be lodged with Agent. This Amendment shall become effective upon receipt by Agent of original signed counterparts or facsimile confirmation of signed counterparts of this Amendment, each of which shall be deemed an original, from each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

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                                 SIGNATURE PAGE

         Amendment No. 2 to Credit Agreement among HEICO Corporation, SunTrust Bank, South Florida, National Association, as Agent, and the Lenders party thereto.

Witness:                              HEICO CORPORATION,
                                      a Florida corporation

                                      By:
-----------------------------            -----------------------------
                                      Name: Thomas S. Irwin
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                                       (SEAL)

                                      Address:
                                             HEICO CORPORATION
                                             3000 Taft Street
                                             Hollywood, FL  33021
                                             Attn:  Thomas S. Irwin
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                             Fax No. (954) 987-8228
                                             Confirming Tel. No. (954) 987-4000

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                                 SIGNATURE PAGE

         Amendment No. 2 to Credit Agreement among HEICO Corporation, SunTrust Bank, South Florida, National Association, as Agent, and the Lenders party thereto.

Witness:                          SUNTRUST BANK, SOUTH FLORIDA,
                                  NATIONAL ASSOCIATION
                                  a National Banking Association,
                                  as Agent


                                  By:
-----------------------------        -----------------------------
                                  Name: Carol F. Fine
                                  Title: Vice President

                                  Address of Lending Office for Notice:
                                           501 East Las Olas Boulevard
                                           7th Floor
                                           Corporate Banking Division
                                           Fort Lauderdale, FL  33301
                                           Attn:  Carol F. Fine
                                                  Vice President
                                                  Corporate & Investment Banking
                                           Fax No.  (954) 765-7240
                                           Confirming Tel. No. (954) 765-7151


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